UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 8, 2019

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	000-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23F, China Development Bank Tower,

No. 2, Gaoxin 1st Road, Xi'an, China 710075

(Address of principal executive offices, including zip code)

(86-29) 8187-8277

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FTFT	Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

On November 8, 2019, GlobalKey SharedMall Limited, a wholly owned subsidiary of Future FinTech Group Inc. (the “Company”), entered into a Three Party Cooperation Agreement (the “Agreement”) with Fan Zhang, a citizen of China, and Caixia Wang, a citizen of China.

Pursuant to the Agreement, the three parties agreed to make cash contributions totaling RMB 1,000,000 (approximately $142,857) to QR(HK) Limited (“QR HK”), a wholly owned subsidiary of GlobalKey SharedMall Limited (“GlobalKey”). Of this total, GlobalKey shall contribute RMB 510,000 (approximately $72,857); Fan Zhang shall contribute RMB 300,000 (approximately $42,857); and Caixia Wang shall contribute RMB 190,000 (approximately $27,143). GlobalKey agreed to loan Fan Zhang RMB 300,000 for his cash contribution obligation, which shall be repaid from dividends of QR HK in the future. If QR HK is terminated by the parties before the loan is paid off from the dividends or by liquidation of Fan Zhang’s ownership of QR HK, Fan Zhang shall repay the loan to GlobalKey in two years. Fan Zhang shall be responsible for the operations and daily management of QR HK’s cross-border e-commerce platform and shall be paid RMB 12,000 (approximately $1,714) per month. GlobalKey is responsible for accounting, supervision of Fan Zhang’s management, and auditing the financials of QR HK, and additionally has the right to veto material business decisions of QR HK.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Three Party Cooperation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed with this report.

Exhibits Number	Description
10.1	Three Party Cooperation by and between GlobalKey SharedMall Limited, Fan Zhang and Caixia Wang dated November 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: November 14, 2019	By:	/s/ Yongke Xue
	Name:	Yongke Xue
	Title:	Chief Executive Officer

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